Exhibit 10.7

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of November 24, 2004 (the “Amendment”), is entered into by and between ELANDIA SOLUTIONS INCORPORATED, a Delaware corporation (“Borrower”) and STANFORD VENTURE CAPITAL HOLDINGS, INC. and its successors and assigns (the “Lender”). All other capitalized terms used in this Amendment and not otherwise defined have the meanings set forth in that certain Loan and Security Agreement dated as of May 20, 2004 (the “Agreement”).

WHEREAS, the Borrower and Lender (collectively the “Parties”) wish to amend the Agreement as provided below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. SECTION 1. FACILITY. The aggregate amount of the facility described in Section 1 of the Agreement shall be increased from $5,000,000 to $8,500,000. All other references to the Facility contained in the Agreement, the Appendix thereto, and all Exhibits shall be increased to conform to this Amendment.

2. AVAILABILITY. The following aggregate amounts (including all advances previously made) shall be available on the following dates:

Date	Amount
Closing (11/24/04)	$5,500,000
12/2/04	$5,950,000
12/6/04	$6,400,000
12/13/04	$6,850,000
12/20/04	$7,300,000
1/10/05	$7,600,000
1/17/05	$7,900,000
2/7/05	$8,200,000
2/14/05	$8,500,000

Availability dates may be modified at the request of the Borrower and upon the written approval of the Lender. All Notices of Borrowing and Disbursement Authorizations made shall otherwise be conducted in accordance with the terms and conditions of the Agreement.

3. PLACEMENT FEE. Upon execution of this Amendment, in consideration of Lender’s structuring, approving and committing to this Amendment, but without affecting Borrowers’ obligation to reimburse Lender for costs associated with this Amendment and the transactions contemplated hereby as provided elsewhere in this Amendment and the Agreement,

Borrower agrees to pay Stanford International Bank (Panama) a Placement Fee to equal to $35,000 (the “Placement Fee”), which amounts shall be deducted from the Third Disbursement by Lender. The Placement Fee constitutes compensation to Lender for services rendered and is not interest or a charge for the use of money. Each installment of such Fee shall be fully earned when due and payable and shall not be subject to refund or rebate.

4. RENEWAL NOTE. Simultaneously with the execution of this Amendment, the Borrower has executed a Renewal Note (the “Renewal Note”), a copy of which is attached hereto as Exhibit A, which renews, replaces and supersedes that certain Revolver Note, dated as of May 20, 2004, as amended, executed by the Borrower in favor of the Lender which upon execution hereof shall be marked cancelled and returned to the Borrower. Upon the execution of this Amendment and the Renewal Note, all references to the Revolver Note as defined in Appendix A to the Agreement shall mean and reference the Renewal Note.

5. MISCELLANEOUS.

(a) The Agreement is reaffirmed and ratified in all respects, except as expressly provided herein.

(b) All transaction costs, including, but not limited to, attorney’s fees, may be deducted by the Lender from the draws under the Renewal Note.

(c) In the event of any conflict between the terms or provisions of this Amendment and the Agreement or the Financing Documents, then this Amendment shall prevail in all respects. Otherwise, the provisions of the Agreement shall remain in full force and effect.

(d) Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the meanings assigned to them in the Agreement, as the case may be.

(e) The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Amendment, which may be reasonably required for the implementation of this Amendment and the transaction contemplated hereby.

(f) This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. For purposes of authenticating this Amendment, facsimile signatures shall be deemed original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective on the date first written above.

BORROWER:

Signed, sealed and delivered	ELANDIA SOLUTIONS INCORPORATED,
a Delaware corporation

(Signature of Witness)
By:
(Printed Name of Witness)	Name:
Title:

LENDER:

Signed, sealed and delivered	STANFORD VENTURE CAPITAL HOLDINGS, INC.,
a Delaware corporation

(Signature of Witness)

By:
(Printed Name of Witness)	James M. Davis, President

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